UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2015

Green Brick Partners, Inc.
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(Exact name of registrant as specified in its charter)

_______Delaware_______ (State or other jurisdiction of incorporation)	_______001-33530_ ____ (Commission File Number)	_____20-5952523_____ (I.R.S. Employer Identification Number)
2805 Dallas Parkway, Suite 400 ____Plano, Texas _____ (Address of principal executive offices)	_____ 75093_____ (Zip code)
Registrant’s telephone number, including area code: (469) 573-6763
(Former name or former address, if changed since last report)
Not Applicable
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 30, 2015, Green Brick Partners, Inc. (the “Green Brick”) issued a press release announcing its results of operations for the quarterly period and fiscal year ended December 31, 2014. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein.

The information in Item 2.02 of this report, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On March 30, 2015, Green Brick announced the appointment of Richard A. Costello as Chief Financial Officer of Green
Brick, effective as of April 2, 2015. Mr. Costello will replace John Jason Corley who had been serving as Interim
Chief Financial Officer since October 31, 2014.

Mr. Costello has served as the Vice President of Finance of Green Brick since January 15, 2015. Prior to his appointment as Vice President of Finance and since 2007, Mr. Costello, age 56, was a private investor. From 1991 to 2007, Mr.
Costello served as Chief Financial Officer and Chief Operating Officer of, and in other senior financial management roles at, GL Homes of Florida. Prior to joining GL Homes of Florida, Mr. Costello served as AVP-Finance of Paragon Group from 1983 to 1989 and as an auditor for KPMG from 1980 to 1983. Mr. Costello received a B.S. in accounting from the
University of Central Florida and an M.B.A. from Northwestern University’s Kellogg School of Management. There are no
family relationships between Mr. Costello and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.08 Shareholder Director Nominations.

To the extent applicable the information in Item 8.01 of this report is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

The Board of Directors of Green Brick has established May 28, 2015 as the date of Green Brick’s 2015 annual meeting of stockholders (the “2015 Annual Meeting”). Stockholders of record at the close of business on April 10, 2015 will be entitled to vote at the 2015 Annual Meeting. The time and location of the 2015 Annual Meeting will be as set forth in
Green Brick’s proxy statement for the 2015 Annual Meeting.

Because the date of the 2015 Annual Meeting has been changed by more than 30 days from the anniversary of Green
Brick’s 2014 Annual Meeting of Stockholders, a new deadline has been set for submission of proposals by stockholders intended to be included in Green Brick’s 2015 proxy statement and form of proxy. Green Brick stockholders who wish to have a proposal considered for inclusion in Green Brick’s proxy materials for the 2015 Annual Meeting pursuant to Rule
14a-8 under the Exchange Act, must ensure that such proposal is received at our principal executive offices at 2805 Dallas
Parkway, Suite 400, Plano, TX 75093, Attention: Corporate Secretary, on or before the close of business on April 9, 2015, which Green Brick has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and
Exchange Commission and Green Brick’s Amended and Restated Bylaws (“Bylaws”) in order to be eligible for inclusion in the proxy materials for the 2015 Annual Meeting. The April 9, 2015 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) of the Exchange Act.

In addition, in order for an item of business or a nomination for election of a director proposed by a stockholder to be considered properly brought before the 2015 Annual Meeting as an agenda item, our Bylaws require that the stockholder give written notice to our Corporate Secretary at the address specified above. The notice must specify certain information concerning the stockholder and the item of business or the nominee, as the case may be, proposed to be brought before the meeting. Because the date of the 2015 Annual Meeting is more than 30 days earlier or more than 60 days later than the anniversary of Green Brick’s 2014 Annual Meeting of Stockholders, the notice must be received no later than April 9, 2015.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated as of March 30, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.

By:	/s/ James R. Brickman
Name:	James R. Brickman
Title:	Chief Executive Officer

Date:    March 30, 2015

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release, dated as of March 30, 2015.